UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2021

American Virtual Cloud Technologies, Inc.
(Exact Name of registrant as Specified in Charter)

Delaware	001-38167	81-2402421
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1720 Peachtree Street, Suite 629 Atlanta, GA	30309
(Address of principal executive offices)	(Zip code)

(404) 239-2863

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVCT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	AVCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 15, 2021, American Virtual Cloud Technologies, Inc. (the “Company”) consummated (the “Closing”) the transactions contemplated by the securities purchase agreement, dated as of December 13, 2021 (the “Purchase Agreement”), between the Company and the Hudson Bay Master Fund Ltd. (the “Buyer”), as described in the Current Report on Form 8-K filed by the Company on December 13, 2021 (the “Prior 8-K”).

At the Closing, the Company issued to the Buyer (i) a warrant (the “Series D Warrant”) to purchase up to 15,625,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in a private placement (the “Private Placement”); and (ii) an aggregate of 7,840,000 shares of Common Stock (the “Common Shares”), and 12,456 shares (the “Preferred Shares”) of the Company’s newly-designated Series A convertible preferred stock (the “Series A Preferred”) with a stated value of $1,000 per share, initially convertible into 7,785,000 shares of Common Stock at a conversion price of $1.60 per share, in a registered direct offering (the “Public Offering”). The aggregate purchase price paid by the Buyer at the Closing for the Common Shares, the Preferred Shares and the Warrants was $25,000,000.

The Series D Warrant has an exercise price of $2.00 per share, subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment, on a “full ratchet” basis, in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for, Common Stock at a price below the then-applicable exercise price (subject to certain exceptions). The Series D Warrant is immediately exercisable, and will expire on December 15, 2026. The Company will have the right to force the Buyer to exercise the Series D Warrant in the event the volume weighted average closing price of the Common Stock is at or above $5.00 per share for a period of three consecutive trading days, subject to certain conditions, including equity conditions.

The Series A Preferred will be convertible into Common Stock at the election of the holder at any time at an initial conversion price of $1.60 (the “Conversion Price”). The Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment, on a “full ratchet” basis, in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for, Common Stock at a price below the then-applicable Conversion Price (subject to certain exceptions). No dividends will be payable on the Series A Preferred, except that holders of Series A Preferred would be entitled to receive any dividends paid on account of the Common Stock, on an as-converted basis. The holders of Series A Preferred have no voting rights on account of the Series A Preferred, other than with respect to certain matters affecting the rights of the Series A Preferred.

Also at the Closing, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Buyer. Pursuant to the terms of the Registration Rights Agreement, the Company has agreed to prepare and file with the SEC within 30 days following the Closing a registration statement covering the resale of the shares of Common Stock issuable upon exercise of the Series D Warrants (the “Registrable Securities”), and to use reasonable best efforts to cause such registration statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”), as soon as practicable. If the registration statement is not filed within 30 days after the Closing or is not declared effective by the applicable deadline set forth in the Registration Rights Agreement, or under certain other circumstances described in the Registration Rights Agreement, then the Company shall be obligated to pay to the Buyer an amount in cash equal to 1% of the Buyer’s “Effective Purchase Price” (as defined in the Registration Rights Agreement) until the applicable event giving rise to such payments is cured, subject to a cap of 10% of the Buyer’s Effective Purchase Price. The Registration Rights Agreement also provides that the Company is obligated to file additional registration statements under certain circumstances, and provides the Buyer with customary “piggyback” registration rights.

The foregoing summary provides only a brief description of the Series D Warrant, the Series A Preferred and the Registration Rights Agreement.  The summary does not purport to be complete and is qualified in its entirety by the full text of such documents, copies of which are attached hereto as Exhibits 4.1, 4.2 and 10.1, respectively, and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The information disclosed in Item 1.01 of this Current Report on Form 8-K regarding the issuance of the Series D Warrant is incorporated herein by reference. The Series D Warrant and underlying shares of Common Stock (the “Series D Securities”) have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D, and in reliance on similar exemptions under applicable state laws. No form of general solicitation or general advertising was conducted in connection with the issuance. The Series D Securities contain (or will contain, where applicable) restrictive legends preventing the sale, transfer, or other disposition of such securities, unless registered under the Securities Act, or pursuant to an exemption therefrom. The disclosure contained in this Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the Securities and Exchange Commission.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 13, 2021, the Company filed the Certificate of Designation of the Series A Preferred (the “Certificate of Designation”) with the Secretary of State of the State of Delaware, setting forth the terms, rights, obligations and preferences of the Series A Preferred Stock. The Certificate of Designation became effective with the Secretary of State of the State of Delaware upon filing. The information disclosed in Item 1.01 of this Current Report on Form 8-K regarding the terms of the Series A Preferred is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
4.1	Series D Warrant, dated December 15, 2021.
4.2	Certificate of Designation of Series A Convertible Preferred Stock, filed December 13, 2021
10.1	Registration Rights Agreement, dated December 15, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

By:	/s/ Thomas H. King
Name:	Thomas H. King
Title:	Chief Financial Officer

Date: December 16, 2021

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